SUPPLEMENT DATED SEPTEMBER 11, 2015

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 27, 2015,
AS SUPPLEMENTED ON MAY 26, 2015 AND AUGUST 14, 2015

AND

SUMMARY PROSPECTUS
DATED MAY 26, 2015,
AS SUPPLEMENTED ON AUGUST 14, 2015

Arden Alternative Strategies Fund

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information.  Please retain this Supplement for future reference.

On September 11, 2015, the Board of Trustees of the Trust approved, subject to shareholder approval, a proposed reorganization of the Fund into the Aberdeen Alternative Strategies Fund (“Aberdeen Fund”), a newly created fund to be managed by Aberdeen Asset Management Inc. (“Aberdeen”) using substantially similar investment strategies as the Fund (the “Reorganization”).

In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization, which provides that:  (i) the Fund will transfer its assets and stated liabilities to the Aberdeen Fund in exchange for shares of the Aberdeen Fund; and (ii) the Fund will distribute the shares of the Aberdeen Fund to its shareholders.  Shareholders of the Fund will receive the same number of full and fractional shares in the equivalent class of shares of the Aberdeen Fund as they held before the Reorganization.

The Board has called a shareholder meeting where shareholders will consider and vote on the Reorganization (“Special Meeting”).  The Special Meeting is expected to occur at the offices of Arden Asset Management LLC, 375 Park Avenue, 32nd Floor, New York, NY 10152 in the latter part of the fourth quarter of 2015 (“Special Meeting”).  If approved by shareholders, the Reorganization is scheduled to occur by the end of 2015 or early 2016.  The Fund’s shareholders will be sent more information about the Reorganization in proxy solicitation materials prior to the Special Meeting.

Until the Reorganization is completed, shares of the Fund will continue to be sold and reinvestment of dividends and distributions, if any, into shares of the Fund will continue, unless the shareholder has elected to receive dividends and distributions in cash.